SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005

CRYSTALIX GROUP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-29781 (Commission File Number)	65-0142472 (IRS Employer Identification No.)

5275 South Arville Street, Suite B-116, Las Vegas, Nevada 89118

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (702) 740-4616

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As of April 29, 2005, Crystalix Group International, Inc. (“Crystalix”) executed and delivered to Urban Casavant, as the trustee of the UAJC 2005 Irrevocable Trust (the “Trust”), a convertible promissory note in the principal amount of $1,000,000. The note is secured by Crystalix’s 51% membership interest in Laser Design International, LLC (“LDI”), accrues interest at 10% per annum, is due May 1, 2007, and requires monthly payments of principal and accrued interest beginning July 1, 2005. The loan proceeds are to be funded over a two-year period. The note is convertible as to any payment when due, as to all or any portion of the note upon the sale of 51% or more of Crystalix’s outstanding common stock or sale of all of Crystalix’s assets, or as to a portion of the note not to exceed $1,000,000 upon an event of default. The conversion price is $0.05. The trustee of the Trust is the beneficial owner of CMKXTREME, Inc., which loaned $2,000,000 to Crystalix in September 2004.

Crystalix will use the proceeds from the financing for its purchase of a 51% membership interest in LDI and working capital.

Crystalix has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the notes.

This summary description of the financing described by the documents does not purport to be complete and is qualified in its entirety by reference to the documents that are filed as exhibits hereto.

Also as of April 11, 2005, Crystalix amended and restated its convertible promissory note to CMKXTREME, Inc. Interest accrued through May 31, 2005 under the original note but not paid will be due on the maturity date of October 1, 2007. Monthly principal payments of $83,333 and interest accrued from June 1, 2005 are to begin July 1, 2005. The note is now secured by a security interest in all of Crystalix’s assets.

John S. Woodward, who also has a security interest in all of Crystalix’s assets, has agreed to subordinate his lien and security interest to those of CMKXTREME, Inc. Kevin Ryan, John Woodward, and CMKXTREME, Inc. have agreed to subordinate their liens and security interests to those of the Trust. Kevin Ryan has agreed that the liens and security interests of CMKXTREME, Inc. shall have equal priority with his liens and security interests.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Regulation S-B Number	Document
10.1	Amended and Restated Convertible Promissory Note to CMKXTREME, Inc. dated April 11, 2005

10.2	Convertible Promissory Note to UAJC 2005 Irrevocable Trust dated April 11, 2005
10.3	Registration Rights Agreement with UAJC 2005 Irrevocable Trust dated April 11, 2005
10.4	Security Agreement with UAJC 2005 Irrevocable Trust dated April 11, 2005
10.5	Security Agreement with CMKXTREME, Inc. dated April 11, 2005
10.6	Subordination Agreement between CMKXTREME, Inc. and John S. Woodward dated April 11, 2005
10.7	Subordination Agreement between UAJC 2005 Irrevocable Trust, CMKXTREME, Inc., Kevin T. Ryan and John S. Woodward dated April 11, 2005
10.8	Intercreditor Agreement between Kevin T. Ryan and CMKXTREME, Inc. dated April 11, 2005
10.9	Amendment to Registration Rights Agreement between the Company and CMKXTREME, Inc. dated April 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYSTALIX GROUP INTERNATIONAL, INC.

May 5, 2005	By:	/s/ DOUGLAS E. LEE

Douglas E. Lee, President

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